UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2004

Retractable Technologies, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-30885	75-2599762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 Lobo Lane, Little Elm, Texas	75068-0009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 294-1010

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 16, 2004, the registrant issued a press release, a copy of which is attached to this Form 8-K as Exhibit 99, regarding earnings for the third quarter.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99	Press release issued by Retractable Technologies, Inc. on November 16, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 18, 2004	RETRACTABLE TECHNOLOGIES, INC.
(Registrant)

	BY:	/s/ THOMAS J. SHAW
THOMAS J. SHAW
PRESIDENT AND CHIEF EXECUTIVE OFFICER